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                                                                   EXHIBIT 99.04

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:              $    1,097,531,558.70
Beginning of the Month Finance Charge Receivables:         $       56,711,481.18
Beginning of the Month Discounted Receivables:             $                0.00
Beginning of the Month Total Receivables:                  $    1,154,243,039.88


Removed Principal Receivables:                             $                0.00
Removed Finance Charge Receivables:                        $                0.00
Removed Total Receivables:                                 $                0.00


Additional Principal Receivables:                          $                0.00
Additional Finance Charge Receivables:                     $                0.00
Additional Total Receivables:                              $                0.00

Discounted Receivables Generated this Period:              $                0.00


End of the Month Principal Receivables:                    $    1,089,754,167.03
End of the Month Finance Charge Receivables:               $       55,569,062.66
End of the Month Discounted Receivables:                   $                0.00
End of the Month Total Receivables:                        $    1,145,323,229.69


Special Funding Account Balance                            $                0.00
Aggregate Invested Amount (all Master Trust Series)        $      172,687,500.00
End of the Month Seller Amount                             $      917,066,667.03
End of the Month Seller Percentage                                        84.15%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                              RECEIVABLES

       30-59 Days Delinquent                               $       23,118,183.38
       60-89 Days Delinquent                               $       15,593,144.69
       90+ Days Delinquent                                 $       32,976,252.30
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       Total 30+ Days Delinquent                           $       71,687,580.37
       Delinquent Percentage                                               6.26%

Defaulted Accounts During the Month                        $        9,958,614.89
Annualized Default Percentage                                             10.89%

Principal Collections                                             133,796,834.38
Principal Payment Rate                                                    12.19%

Total Payment Rate                                                        13.14%


INVESTED AMOUNTS


       Class A Initial Invested Amount                     $      273,750,000.00
       Class B Initial Invested Amount                     $       26,250,000.00

INITIAL INVESTED AMOUNT                                    $      300,000,000.00

       Class A Invested Amount                             $      114,062,500.00
       Class B Invested Amount                             $       30,625,000.00

INVESTED AMOUNT                                            $      144,687,500.00

FLOATING ALLOCATION PERCENTAGE                                            15.26%
PRINCIPAL ALLOCATION PERCENTAGE                                           31.89%


MONTHLY SERVICING FEE                                      $          180,859.38

INVESTOR DEFAULT AMOUNT                                    $        1,519,834.01


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               81.72%

       Class A Finance Charge Collections                  $        2,385,162.30
       Other Amounts                                       $                0.00
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TOTAL CLASS A AVAILABLE FUNDS                              $        2,385,162.30


       Class A Monthly Interest                            $          660,287.22
       Class A Servicing Fee                               $          142,578.13
       Class A Investor Default Amount                     $        1,241,953.64

TOTAL CLASS A EXCESS SPREAD                                $          340,343.31


REQUIRED AMOUNT                                            $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               18.28%

       Class B Finance Charge Collections                  $          537,165.88
       Other Amounts                                       $                0.00

TOTAL CLASS B AVAILABLE FUNDS                              $          537,165.88


       Class B Monthly Interest                            $          181,238.32
       Class B Servicing Fee                               $           38,281.25


TOTAL CLASS B EXCESS SPREAD                                $          317,646.31


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $          657,989.62


       Excess Spread Applied to Required Amount            $                0.00

       Excess Spread Applied to Class A Investor           $                0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $          277,880.37

       Excess Spread Applied to Class B Investor           $                0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash               $            4,472.06
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $                0.00
       Account

       Excess Spread Applied to other amounts owed         $                0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $          375,637.19


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $          567,208.49


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $                0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to        $                0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $                0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $                0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $                0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $                0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $                0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $                0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                           7.83%
       Base Rate (Prior Month)                                             7.60%
       Base Rate (Two Months Ago)                                          7.56%

THREE MONTH AVERAGE BASE RATE                                              7.66%

       Portfolio Yield (Current Month)                                    10.05%
       Portfolio Yield (Prior Month)                                      11.78%
       Portfolio Yield (Two Months Ago)                                   15.23%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.35%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                              91.25%

       Class A Principal Collections                       $       38,934,010.81

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

       Class B Principal Collections                       $        3,733,398.28

TOTAL PRINCIPAL COLLECTIONS                                $       42,667,409.09


INVESTOR DEFAULT AMOUNT                                    $        1,519,834.01


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $                0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $       22,812,500.00
       Deficit Controlled Amortization Amount              $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $       22,812,500.00

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CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $                0.00
       Deficit Controlled Amortization Amount              $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $       21,374,743.10
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $                0.00

CLASS B INVESTOR CHARGE OFFS                               $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $       15,843,750.00
       Available Cash Collateral Amount                    $       15,843,750.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                  $                0.00
       Class B Interest Rate Cap Payments                  $                0.00


TOTAL DRAW AMOUNT                                          $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $                0.00


                                          First USA Bank, National Association,
                                          as Servicer


                                          By:   /s/ TRACIE KLEIN
                                               ------------------------------
                                                   Tracie H. Klein
                                                   First Vice President